Exhibit 99.2 Overview of Strata Materials Acquisition October 12, 2020

Forward-Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the impact of the COVID-19 pandemic on Arcosa’s customer demand for Arcosa’s products and services, Arcosa’s supply chain, Arcosa’s employees ability to work because of COVID-19 related illness, the health and safety of our employees, the effect of governmental regulations imposed in response to the COVID-19 pandemic; assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity; tax treatment of the spin-off; failure to successfully integrate Strata, or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year-ended December 31, 2019, Arcosa’s Form 10-Q for the quarter-ended June 30, 2020, and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix. 2 / Moving Infrastructure Forward

Executive Summary . On October 12th, 2020, Arcosa announced that it acquired Strata Materials (“Strata”) for a purchase price of $87M . Strata is a leading provider of recycled aggregates in the Dallas-Ft. Worth area, with 5 recycled aggregates locations and 1 natural aggregates plant. Strata had trailing twelve month Adjusted EBITDA of $10.2M as of 08/31/2020, implying an ~8.5x EBITDA multiple . Strata is a strong strategic fit for Arcosa: - Replicates January 2020 acquisition of Cherry Companies by offering complementary recycled and natural aggregates - Expands our ability to serve DFW customers with broader product offering - Gains access to permitted locations in key growth areas of DFW market - Leverages Cherry’s operating and commercial expertise to drive incremental growth - Increases exposure to recycled aggregates, a growing product category driven by ESG and economic benefits - Advances Arcosa’s overall portfolio shift into Construction Products at an attractive valuation . We funded the transaction with cash on-hand and continue to have low leverage and ample liquidity to pursue our disciplined growth strategy. Pro-forma for the transaction, the Company had net debt/Adjusted EBITDA of ~0.6X as of June 30, 2020 . We plan to provide additional commentary on the acquisition during our Q3 2020 Earnings Call on October 29, 2020 3 / Moving Infrastructure Forward

Strata Materials Highlights

6
DFW Locations

2M+
Tons Produced Annually

$10.2M
Adjusted EBITDA

Recycled Aggregates
- ~80% of Revenue
- 5 locations across DFW




- Strata provides a variety of material types derived from recycled concrete and recycled asphalt
- Used in diverse applications, including road base, backfill, ballast, erosion control, and the production of new hot-mix asphalt

Natural Aggregates
- ~20% of Revenue
- 1 location serving Southeast DFW



- Strata also mines sand & gravel used in concrete and asphalt mixtures
- Used in construction projects across infrastructure, residential, and non-residential segments

See Adjusted EBITDA reconciliation in Appendix.

4 / Moving Infrastructure Forward
ARCOSA

Recycled Aggregates Overview Strata acquisition builds on Cherry’s leadership position in recycled aggregates, a growing product category due to ESG and economic benefits Demand drivers Description . Virgin natural aggregates are becoming more scarce near established metropolitan areas, as Resource scarcity decades of growth and development have depleted reserves . Permitting challenges are likely to push quarries further from dense, urban centers Reduced landfill . Landfills in major metropolitan areas are increasingly banning demolished concrete, or charging usage prohibitively to accept it Reduced GHG . Shortening length of freight hauls reduces GHG emissions and road congestion as well as emissions and lowers transportation costs road congestion Increased . As part of “Road to Recycling” initiative, TxDOT has prioritized using recycled aggregates where product possible: “Natural resources are conserved, waste disposal is reduced, and air quality is improved acceptance due to reduced haul distances and reduced energy consumption” (TxDOT website) . Particularly in Gulf Coast areas with adverse weather events, recycled aggregates are a cost- Major weather events competitive material to meet increased demand for erosion and flood control projects 5 / Moving Infrastructure Forward

Strata Materials Investment Highlights Expands ability to serve DFW customers with a Leverages Cherry’s Gains access to permitted complementary product operating and commercial locations in key growth offering that includes both expertise to drive areas of DFW market natural and recycled incremental growth aggregates Increases exposure to Advances Arcosa’s overall recycled aggregates, a portfolio shift into growing product category Construction Products at due to ESG and economic an attractive valuation benefits 6 / Moving Infrastructure Forward

Appendix

Non-GAAP Measures “Adjusted EBITDA” is defined as Strata’s pro-forma net income plus interest expense, income taxes, depreciation and amortization, and other adjustments, including compensation adjustments and non-recurring / non-operational expenses. GAAP does not define Adjusted EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, asametric for incentive-based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses "Net Debt to Adjusted EBITDA", which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. Strata Materials Adjusted EBITDA Net Debt to Adjusted EBITDA ($’s in millions) ($’s in millions) (unaudited) (unaudited) Twelve Months Ended June 30, Pro-Forma for August 31, 2020 2020 Strata Total debt $ 256.6 $ 256.6 Net income $ 5.9 Cash and cash equivalents 148.4 61.4 Add: Net Debt $ 108.2 $ 195.2 Interest expense, net 0.4 Provision for income taxes 0.0 Adjusted EBITDA (trailing twelve months) $ 290.8 $ 301.0 Depreciation, depletion, and amortization expense 2.8 Net Debt to Adjusted EBITDA 0.4 0.6 Pro-Forma adjustments, primarily for start-up plant 1.1 Adjusted EBITDA 10.2 Note: Adjusted EBITDA includes 6 month pro forma adjustment of $18.5 million for Cherry during Q3-Q4 of 2019 8 / Moving Infrastructure Forward